EARNINGS PER SHARE	3 Months Ended
Mar. 31, 2023
Earnings per share [abstract]
EARNINGS PER SHARE	Earnings Per Share
Basic earnings per share ("EPS") is based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share is based upon the weighted average number of common shares outstanding during the period assuming the issuance of common shares for all potentially dilutive common shares outstanding.

The following table sets forth the computation of basic and diluted earnings per share:

(in millions except per share amounts)	Three Months Ended March 31,
	2023	2022
Net income attributable to equity shareholders of the Company	$254	$179

Weighted average shares outstanding
Basic	550	532
Diluted	555	549

Total basic and diluted EPS attributable to equity shareholders
Basic	$0.46	$0.34
Diluted	$0.46	$0.33